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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-41160 and No. 333-85870 and Forms S-3 No. 333-85312,
No. 333-85314, and No. 333-98305) of US Unwired Inc. of our report dated
March 28, 2003, with respect to the consolidated financial statements and schedule of US Unwired Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2002.


                                                           /s/ Ernst & Young LLP

Houston, Texas
March 28, 2003